FOURTH QUARTER & FULL YEAR 2017 EARNINGS CONFERENCE CALL February 14, 2018

Overview Page 2 See reconciliations of organic revenue change on page 20 and adjusted non-GAAP diluted EPS on page 23. • Fourth quarter 2017 revenue increased 3.4%, with organic growth of +3.3% and +2.5% excluding the impact of higher pass-through revenue ◦ U.S. organic growth was +3.7%, and was +2.5% excluding the change in pass-through revenue ◦ International organic change was +2.9%, and was also +2.5% excluding the change in pass-through revenue • FY-17 operating margin was 12.4%, an improvement of 40 basis points • FY-17 diluted EPS was $1.46, and was $1.41 as adjusted for sales of businesses and tax items • FY-17 cash flow from operations was $882 million • Repurchased 13.7 million shares during 2017 • Increased quarterly dividend 17% and authorized new $300 million share repurchase program

(Amounts in Millions, except per share amounts) Page 3 Three Months Ended December 31, 2017 2016 Revenue $ 2,341.0 $ 2,264.5 Salaries and Related Expenses (1) 1,325.8 1,308.8 Office and General Expenses 496.9 470.0 Operating Income 518.3 485.7 Interest Expense (23.2) (21.8) Interest Income 5.4 4.0 Other Expense, net (1) (1.7) (26.8) Income Before Income Taxes 498.8 441.1 Provision for Income Taxes 166.1 106.1 Equity in Net Income of Unconsolidated Affiliates 0.8 1.9 Net Income 333.5 336.9 Net Income Attributable to Noncontrolling Interests (16.9) (19.3) Net Income Available to IPG Common Stockholders $ 316.6 $ 317.6 Earnings per Share Available to IPG Common Stockholders: Basic $ 0.82 $ 0.81 Diluted $ 0.81 $ 0.78 Weighted-Average Number of Common Shares Outstanding: Basic 385.1 393.5 Diluted 393.2 405.2 Dividends Declared per Common Share $ 0.18 $ 0.15 (1) As part of the adoption of FASB ASU 2017-07, we have reclassified a portion of postretirement costs from Salaries and Related Expenses to Other Expense, net. The amounts reclassified were $3.2 and $0.6 for the three months ended December 31, 2017 and 2016, respectively. Operating Performance

($ in Millions) Page 4 "ex-PT": excluding the organic change in our pass-through revenues, which are offset in our operating expenses. See reconciliations of segment organic revenue change on pages 20 and 21. Three Months Ended Twelve Months Ended $ % Change $ % Change December 31, 2016 $ 2,264.5 $ 7,846.6 Total change 76.5 3.4% 35.8 0.5 % Foreign currency 27.9 1.2% (2.8) 0.0 % Net acquisitions/(divestitures) (26.5) (1.1%) (100.3) (1.3%) Organic 75.1 3.3% 138.9 1.8 % Change in pass-throughs 18.8 0.8% (8.3) (0.1%) Organic ex change in pass-throughs 56.3 2.5% 147.2 1.9 % December 31, 2017 $ 2,341.0 $ 7,882.4 Three Months Ended December 31, Twelve Months Ended December 31, Change Change 2017 2016 Total Organic Organic ex-PT 2017 2016 Total Organic Organic ex-PT IAN $ 1,931.7 $ 1,866.1 3.5% 3.3% 3.4% $ 6,397.3 $ 6,319.4 1.2% 2.2% 2.4 % CMG $ 409.3 $ 398.4 2.7% 3.3% (1.9%) $ 1,485.1 $ 1,527.2 (2.8%) 0.0% (0.4%) Revenue

Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliations of organic revenue change on pages 20 and 21. Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 Total Organic Organic ex-PT Total Organic Organic ex-PT United States 2.2% 3.7% 2.5% 0.6% 2.2% 2.0 % International 4.9% 2.9% 2.5% 0.2% 1.2% 1.6 % United Kingdom 4.8% (0.4%) 1.0% (2.0%) 1.1% 4.1 % Continental Europe 11.8% 7.9% 6.6% 2.3% 3.5% 3.4 % Asia Pacific 0.3% (0.9%) (2.7%) (1.0%) (1.6%) (2.5%) Latin America 1.2% 6.5% 6.9% (4.5%) (0.1%) (0.1%) All Other Markets 6.5% 4.5% 4.9% 6.4% 4.5% 4.6 % Worldwide 3.4% 3.3% 2.5% 0.5% 1.8% 1.9 % Geographic Revenue Change

Page 6 Trailing Twelve Months Organic Revenue Growth (0.9%)

See reconciliations of organic measures on pages 20 and 21. ($ in Millions) Page 7 Salaries & Related Change 2017 2016 $ Total Organic Three Months Ended December 31, $ 1,325.8 $ 1,308.8 $ 17.0 1.3% 0.9% % of Revenue 56.6% 57.8 % Twelve Months Ended December 31, $ 5,068.1 $ 5,035.1 $ 33.0 0.7% 2.0% % of Revenue 64.3% 64.2 % Office & General Change 2017 2016 $ Total Organic Three Months Ended December 31, $ 496.9 $ 470.0 $ 26.9 5.7% 5.8% % of Revenue 21.2% 20.8 % Twelve Months Ended December 31, $ 1,840.7 $ 1,870.5 $ (29.8) (1.6%) 0.5% % of Revenue 23.4% 23.8 % Operating Expenses

Page 8 Trailing Twelve Months For the twelve months ended December 31, 2013, reported operating income of $598.3 includes our Q4 2013 restructuring charge of $60.6. Excluding this charge, adjusted operating income was $658.9, and adjusted operating margin is represented in green. ($ in Millions) Operating Margin (1.7%)

Three Months Ended December 31, 2017 As Reported Net Losses on Sales of Businesses(1) U.S. Federal Tax Credits(2) Net Impact of U.S. Tax Reform(3) Adjusted Results Income Before Income Taxes $ 498.8 $ (3.2) $ 502.0 Provision for Income Taxes 166.1 5.7 $ (31.2) $ 36.0 176.6 Effective Tax Rate 33.3% 35.2 % Diluted EPS Components: Net Income Available to IPG Common Stockholders $ 316.6 $ 2.5 $ (31.2) $ 36.0 $ 309.3 Weighted-Average Number of Common Shares Outstanding 393.2 393.2 Earnings Per Share Available to IPG Common Stockholders $ 0.81 $ 0.01 $ (0.08) $ 0.09 $ 0.79 Page 9 (Amounts in Millions, except per share amounts) Adjusted Diluted Earnings Per Share (1) During the three months ended December 31, 2017, we recorded net losses on sales of businesses, primarily in our international markets. (2) During the three months ended December 31, 2017, we reversed the tax benefit recorded during the three months ended September 30, 2017 related to foreign tax credits as a result of the enactment of the Tax Cuts and Jobs Act. (3) During the three months ended December 31, 2017, we recorded a net benefit as a result of the enactment of the Tax Cuts and Jobs Act, primarily consisting of a benefit of $104.7 on the remeasurement of deferred tax assets and liabilities, partially offset by a charge of $62.3 on the deemed repatriation of unremitted foreign earnings. See full reconciliations of adjusted non-GAAP diluted earnings per share on page 22.

Twelve Months Ended December 31, 2017 As Reported Net Losses on Sales of Businesses(1) Net Impact of U.S. Tax Reform(2) Adjusted Results Income Before Income Taxes $ 876.0 $ (24.1) $ 900.1 Provision for Income Taxes 281.9 7.4 $ 36.0 325.3 Effective Tax Rate 32.2% 36.1 % Diluted EPS Components: Net Income Available to IPG Common Stockholders $ 579.0 $ (16.7) $ 36.0 $ 559.7 Weighted-Average Number of Common Shares Outstanding 397.3 397.3 Earnings Per Share Available to IPG Common Stockholders $ 1.46 $ (0.04) $ 0.09 $ 1.41 Page 10 (Amounts in Millions, except per share amounts) Adjusted Diluted Earnings Per Share (1) During the twelve months ended December 31, 2017, we recorded net losses on sales of businesses, primarily in our international markets. (2) During the three months ended December 31, 2017, we recorded a net benefit as a result of the enactment of the Tax Cuts and Jobs Act, primarily consisting of a benefit of $104.7 on the remeasurement of deferred tax assets and liabilities, partially offset by a charge of $62.3 on the deemed repatriation of unremitted foreign earnings. See full reconciliations of adjusted non-GAAP diluted earnings per share on page 23.

($ in Millions) Page 11 Twelve Months Ended December 31, 2017 2016 NET INCOME $ 595.0 $ 632.5 OPERATING ACTIVITIES Depreciation & amortization 244.9 251.4 Deferred taxes 4.6 45.7 Net losses on sales of businesses 24.1 41.4 Other non-cash items 22.2 52.2 Change in working capital, net (28.4) (414.9) Change in other non-current assets & liabilities 19.4 (95.5) Net cash provided by operating activities 881.8 512.8 INVESTING ACTIVITIES Capital expenditures (155.9) (200.7) Acquisitions, net of cash acquired (30.6) (52.0) Other investing activities (9.7) (11.2) Net cash used in investing activities (196.2) (263.9) FINANCING ACTIVITIES Repayments of long-term debt (324.6) (1.8) Repurchases of common stock (300.1) (303.3) Common stock dividends (280.3) (238.4) Acquisition-related payments (53.7) (40.8) Tax payments for employee shares withheld (38.8) (23.1) Distributions to noncontrolling interests (20.4) (13.7) Exercise of stock options 13.1 10.2 Net increase (decrease) in short-term borrowings 3.0 (56.2) Other financing activities (3.1) 0.7 Net cash used in financing activities (1,004.9) (666.4) Currency effect 16.8 11.6 Net decrease in cash, cash equivalents and restricted cash $ (302.5) $ (405.9) Cash Flow

($ in Millions) Page 12 (2) Total Debt (1) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013.

($ in Millions) Page 13 December 31, 2017 December 31, 2016 CURRENT ASSETS: Cash and cash equivalents $ 790.9 $ 1,097.6 Accounts receivable, net 4,585.0 4,389.7 Expenditures billable to clients 1,747.4 1,518.1 Assets held for sale 5.7 203.2 Other current assets 330.1 229.4 Total current assets $ 7,459.1 $ 7,438.0 CURRENT LIABILITIES: Accounts payable $ 6,907.8 $ 6,303.6 Accrued liabilities 674.7 794.0 Short-term borrowings 84.9 85.7 Current portion of long-term debt (1) 2.0 323.9 Liabilities held for sale 8.8 198.8 Total current liabilities $ 7,678.2 $ 7,706.0 Balance Sheet – Current Portion (1) Our 2.25% Senior Notes were repaid on November 15, 2017.

(Amounts in Millions) Page 14 Total Shares: Basic and Eligible for Dilution (1) (1) Includes basic common shares outstanding, restricted shares, in-the-money stock options and convertible debt and preferred stock eligible for dilution. (2) Equals weighted-average shares outstanding as defined above for the twelve months ending December 31st for the periods presented. Weighted-Average (2)

Page 15 Summary • Foundation for sustained value creation in top talent and key strategic initiatives ◦ Quality of our agency offerings ◦ Embedded digital & digital specialists ◦ "Open architecture” solutions • Effective expense management continues • Focus is on stronger growth and continued margin improvement • Financial strength an ongoing source of value creation ◦ Increased dividend ◦ New share repurchase authorization

Appendix

(Amounts in Millions, except per share amounts) Page 17 Twelve Months Ended December 31, 2017 2016 Revenue $ 7,882.4 $ 7,846.6 Salaries and Related Expenses (1) 5,068.1 5,035.1 Office and General Expenses 1,840.7 1,870.5 Operating Income 973.6 941.0 Interest Expense (90.8) (90.6) Interest Income 19.4 20.1 Other Expense, net (1) (26.2) (40.3) Income Before Income Taxes 876.0 830.2 Provision for Income Taxes 281.9 198.0 Equity in Net Income of Unconsolidated Affiliates 0.9 0.3 Net Income 595.0 632.5 Net Income Attributable to Noncontrolling Interests (16.0) (24.0) Net Income Available to IPG Common Stockholders $ 579.0 $ 608.5 Earnings per Share Available to IPG Common Stockholders: Basic $ 1.49 $ 1.53 Diluted $ 1.46 $ 1.49 Weighted-Average Number of Common Shares Outstanding: Basic 389.6 397.9 Diluted 397.3 408.0 Dividends Declared per Common Share $ 0.72 $ 0.60 Operating Performance (1) As part of the adoption of FASB ASU 2017-07, we have reclassified a portion of postretirement costs from Salaries and Related Expenses to Other Expense, net. The amounts reclassified were $9.6 and $3.0 for the twelve months ended December 31, 2017 and 2016, respectively.

($ in Millions) Page 18 Three Months Ended December 31, 2017 2016 NET INCOME $ 333.5 $ 336.9 OPERATING ACTIVITIES Depreciation & amortization 56.4 70.7 Deferred taxes 6.2 43.1 Net losses on sales of businesses 3.2 25.3 Other non-cash items (3.4) 8.8 Change in working capital, net 584.1 76.9 Change in other non-current assets & liabilities 40.8 (22.0) Net cash provided by operating activities 1,020.8 539.7 INVESTING ACTIVITIES Capital expenditures (47.2) (86.2) Acquisitions, net of cash acquired (8.0) (4.1) Other investing activities (0.5) (6.1) Net cash used in investing activities (55.7) (96.4) FINANCING ACTIVITIES Net decrease in short-term borrowings (426.9) (22.3) Repayments of long-term debt (301.0) (0.7) Repurchases of common stock (84.1) (110.0) Common stock dividends (69.1) (58.8) Acquisition-related payments (4.6) (4.1) Distributions to noncontrolling interests (3.5) (2.9) Tax payments for employee shares withheld (0.4) (0.4) Exercise of stock options 1.0 0.0 Other financing activities (3.2) (0.3) Net cash used in financing activities (891.8) (199.5) Currency effect 16.4 (39.1) Net increase in cash, cash equivalents and restricted cash $ 89.7 $ 204.7 Cash Flow

Page 19 2017 Q1 Q2 Q3 Q4 FY 2017 Depreciation and amortization of fixed assets and intangible assets $ 41.0 $ 41.3 $ 42.2 $ 32.6 $ 157.1 Amortization of restricted stock and other non- cash compensation 29.7 16.3 13.8 22.2 82.0 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.6 5.8 2016 Q1 Q2 Q3 Q4 FY 2016 Depreciation and amortization of fixed assets and intangible assets $ 38.0 $ 39.8 $ 39.7 $ 42.7 $ 160.2 Amortization of restricted stock and other non- cash compensation 23.1 16.8 19.1 26.6 85.6 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.4 5.6 ($ in Millions) Depreciation and Amortization

Reconciliation of Organic Measures

	Three Months Ended December 31, 2016	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Components of Change: Change in Pass-Throughs	Components of Change: Organic ex-PT	Three Months Ended December 31, 2017	Change: Organic	Change: Organic ex-PT	Change: Total
Segment Revenue										
IAN	$ 1,866.1	$ 22.4	$ (18.6)	$ 61.8	$ (2.0)	$ 63.8	$ 1,931.7	3.3%	3.4%	3.5%
CMG	398.4	5.5	(7.9)	13.3	20.8	(7.5)	409.3	3.3%	(1.9%)	2.7%
Total	**$ 2,264.5**	**$ 27.9**	**$ (26.5)**	**$ 75.1**	**$ 18.8**	**$ 56.3**	**$ 2,341.0**	**3.3%**	**2.5%**	**3.4%**
Geographic Revenue										
United States	**$ 1,258.6**	**$ 0.0**	**$ (18.9)**	**$ 46.3**	**$ 14.7**	**$ 31.6**	**$ 1,286.0**	**3.7%**	**2.5%**	**2.2%**
International	**1,005.9**	**27.9**	**(7.6)**	**28.8**	**4.1**	**24.7**	**1,055.0**	**2.9%**	**2.5%**	**4.9%**
United Kingdom	200.4	8.1	2.4	(0.9)	(3.0)	2.1	210.0	(0.4%)	1.0%	4.8%
Continental Europe	231.7	13.4	(4.2)	18.2	2.8	15.4	259.1	7.9%	6.6%	11.8%
Asia Pacific	305.3	3.7	0.1	(2.9)	5.4	(8.3)	306.2	(0.9%)	(2.7%)	0.3%
Latin America	117.0	0.6	(6.8)	7.6	(0.5)	8.1	118.4	6.5%	6.9%	1.2%
All Other Markets	151.5	2.1	0.9	6.8	(0.6)	7.4	161.3	4.5%	4.9%	6.5%
Worldwide	**$ 2,264.5**	**$ 27.9**	**$ (26.5)**	**$ 75.1**	**$ 18.8**	**$ 56.3**	**$ 2,341.0**	**3.3%**	**2.5%**	**3.4%**
Expenses										
Salaries & Related	$ 1,308.8	$ 20.5	$ (15.8)	$ 12.3			$ 1,325.8	0.9%		1.3%
Office & General	470.0	8.3	(8.8)	27.4			496.9	5.8%		5.7%
Total	**$ 1,778.8**	**$ 28.8**	**$ (24.6)**	**$ 39.7**			**$ 1,822.7**	**2.2%**		**2.5%**

Page 20

($ in Millions)

Reconciliation of Organic Measures

	Twelve Months Ended December 31, 2016	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Components of Change: Change in Pass-Throughs	Components of Change: Organic ex-PT	Twelve Months Ended December 31, 2017	Change: Organic	Change: Organic ex-PT	Change: Total
Segment Revenue										
IAN	$ 6,319.4	$ 6.5	$ (67.7)	$ 139.1	$ (14.5)	$ 153.6	$ 6,397.3	2.2%	2.4%	1.2%
CMG	1,527.2	(9.3)	(32.6)	(0.2)	6.2	(6.4)	1,485.1	0.0%	(0.4%)	(2.8%)
Total	**$ 7,846.6**	**$ (2.8)**	**$ (100.3)**	**$ 138.9**	**$ (8.3)**	**$ 147.2**	**$ 7,882.4**	**1.8%**	**1.9%**	**0.5%**
Geographic Revenue										
United States	**$ 4,684.8**	**$ 0.0**	**$ (71.4)**	**$ 100.9**	**$ 4.9**	**$ 96.0**	**$ 4,714.3**	**2.2%**	**2.0%**	**0.6%**
International	**3,161.8**	**(2.8)**	**(28.9)**	**38.0**	**(13.2)**	**51.2**	**3,168.1**	**1.2%**	**1.6%**	**0.2%**
United Kingdom	695.7	(36.4)	14.9	7.6	(21.0)	28.6	681.8	1.1%	4.1%	(2.0%)
Continental Europe	699.8	9.5	(17.5)	24.3	0.3	24.0	716.1	3.5%	3.4%	2.3%
Asia Pacific	923.0	3.0	2.5	(14.9)	7.8	(22.7)	913.6	(1.6%)	(2.5%)	(1.0%)
Latin America	372.7	14.9	(31.4)	(0.3)	0.1	(0.4)	355.9	(0.1%)	(0.1%)	(4.5%)
All Other Markets	470.6	6.2	2.6	21.3	(0.4)	21.7	500.7	4.5%	4.6%	6.4%
Worldwide	**$ 7,846.6**	**$ (2.8)**	**$ (100.3)**	**$ 138.9**	**$ (8.3)**	**$ 147.2**	**$ 7,882.4**	**1.8%**	**1.9%**	**0.5%**
Expenses										
Salaries & Related	$ 5,035.1	$ (4.1)	$ (65.2)	$ 102.3			$ 5,068.1	2.0%		0.7%
Office & General	1,870.5	(2.5)	(36.7)	9.4			1,840.7	0.5%		(1.6%)
Total	**$ 6,905.6**	**$ (6.6)**	**$ (101.9)**	**$ 111.7**			**$ 6,908.8**	**1.6%**		**0.0%**

Page 21

($ in Millions)

(Amounts in Millions, except per share amounts) Page 22 Three Months Ended December 31, 2017 As Reported Net Losses on Sales of Businesses U.S. Federal Tax Credits Net Impact of U.S. Tax Reform Adjusted Results Income Before Income Taxes $ 498.8 $ (3.2) $ 502.0 Provision for Income Taxes 166.1 5.7 $ (31.2) $ 36.0 176.6 Effective Tax Rate 33.3% 35.2 % Equity in Net Income of Unconsolidated Affiliates 0.8 0.8 Net Income Attributable to Noncontrolling Interests (16.9) (16.9) Net Income Available to IPG Common Stockholders $ 316.6 $ 2.5 $ (31.2) $ 36.0 $ 309.3 Weighted-Average Number of Common Shares Outstanding - Basic 385.1 385.1 Dilutive Effect of Stock Options and Restricted Shares 8.1 8.1 Weighted-Average Number of Common Shares Outstanding - Diluted 393.2 393.2 Earnings per Share Available to IPG Common Stockholders: Basic $ 0.82 $ 0.01 $ (0.08) $ 0.09 $ 0.80 Diluted $ 0.81 $ 0.01 $ (0.08) $ 0.09 $ 0.79 Reconciliation of Adjusted Results (1) (1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the net losses on sales of businesses, the reversal of the Q3 2017 benefit related to foreign tax credits, and the net impact of the Tax Cuts and Jobs Act. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(Amounts in Millions, except per share amounts) Page 23 Twelve Months Ended December 31, 2017 As Reported Net Losses on Sales of Businesses Net Impact of U.S. Tax Reform Adjusted Results Income Before Income Taxes $ 876.0 $ (24.1) $ 900.1 Provision for Income Taxes 281.9 7.4 $ 36.0 325.3 Effective Tax Rate 32.2% 36.1 % Equity in Net Income of Unconsolidated Affiliates 0.9 0.9 Net Income Attributable to Noncontrolling Interests (16.0) (16.0) Net Income Available to IPG Common Stockholders $ 579.0 $ (16.7) $ 36.0 $ 559.7 Weighted-Average Number of Common Shares Outstanding - Basic 389.6 389.6 Dilutive Effect of Stock Options and Restricted Shares 7.7 7.7 Weighted-Average Number of Common Shares Outstanding - Diluted 397.3 397.3 Earnings per Share Available to IPG Common Stockholders: Basic $ 1.49 $ (0.04) $ 0.09 $ 1.44 Diluted $ 1.46 $ (0.04) $ 0.09 $ 1.41 Reconciliation of Adjusted Results (1) (1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the net losses on sales of businesses and the net impact of the Tax Cuts and Jobs Act. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(Amounts in Millions, except per share amounts) Page 24 Three Months Ended December 31, 2016 As Reported Net Losses on Sales of Businesses U.S. Federal Tax Credits Adjusted Results Income Before Income Taxes $ 441.1 $ (25.3) $ 466.4 Provision for Income Taxes 106.1 2.0 $ 37.4 145.5 Effective Tax Rate 24.1% 31.2 % Equity in Net Income of Unconsolidated Affiliates 1.9 1.9 Net Income Attributable to Noncontrolling Interests (19.3) (19.3) Net Income Available to IPG Common Stockholders $ 317.6 $ (23.3) $ 37.4 $ 303.5 Weighted-Average Number of Common Shares Outstanding - Basic 393.5 393.5 Dilutive Effect of Stock Options and Restricted Shares 11.7 11.7 Weighted-Average Number of Common Shares Outstanding - Diluted 405.2 405.2 Earnings per Share Available to IPG Common Stockholders: Basic $ 0.81 $ (0.06) $ 0.10 $ 0.77 Diluted $ 0.78 $ (0.06) $ 0.09 $ 0.75 Reconciliation of Adjusted Results (1) (1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the net losses on sales of businesses and a benefit related to refunds to be claimed on future amended U.S. federal returns primarily related to foreign tax credits. The effect of the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, which was previously included in this table in 2016, has now been removed as the effect of the adoption is included in both periods presented within this presentation. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Reconciliation of Adjusted Results (1)

	Twelve Months Ended December 31, 2016					
	As Reported	Net Losses on Sales of Businesses	Valuation Allowance Reversals	Settlement of Certain Tax Positions	U.S. Federal Tax Credits	Adjusted Results
Income Before Income Taxes	$ 830.2	$ (41.4)				$ 871.6
Provision for Income Taxes	198.0	2.4	$ 12.2	$ 23.4	$ 44.6	280.6
Effective Tax Rate	***23.8%***					***32.2%***
Equity in Net Income of Unconsolidated Affiliates	0.3					0.3
Net Income Attributable to Noncontrolling Interests	(24.0)					(24.0)
Net Income Available to IPG Common Stockholders	$ 608.5	$ (39.0)	$ 12.2	$ 23.4	$ 44.6	$ 567.3
Weighted-Average Number of Common Shares Outstanding - Basic	397.9					397.9
Dilutive Effect of Stock Options and Restricted Shares	10.1					10.1
Weighted-Average Number of Common Shares Outstanding - Diluted	408.0					408.0
Earnings per Share Available to IPG Common Stockholders:						
Basic	$ 1.53	$ (0.10)	$ 0.03	$ 0.06	$ 0.11	$ 1.43
Diluted	$ 1.49	$ (0.10)	$ 0.03	$ 0.06	$ 0.11	$ 1.39

(1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the net losses on sales of businesses, valuation allowance reversals as a result of the disposition of those businesses, the release of reserves related to the conclusion and settlement of a tax examination of previous tax years and a benefit related to refunds to be claimed on future amended U.S. federal returns primarily related to foreign tax credits. The effect of the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, which was previously included in this table in 2016, has now been removed as the effect of the adoption is included in both periods presented within this presentation. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Page 25

(Amounts in Millions, except per share amounts)

($ in Millions) Page 26 Acquisition Payment Obligations (1) (1) Amounts represent payments related to our previous acquisitions based on current estimates of financial performance and are subject to change. Amounts include deferred payments, payments we may be required to make in connection with our redeemable noncontrolling interests and call options with affiliates. With respect to redeemable noncontrolling interests and call options with affiliates, the estimated payment amounts are shown as an obligation in the earliest year in which they are exercisable, though some are eligible for exercise in multiple years. (2) 2017 payments included $47 recorded within Operating Activities in our Statement of Cash Flows. (2)

Metrics Update

Page 28 Category Metric REVENUE By Client Sector SALARIES & RELATED Twelve Months Ended (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Twelve Months Ended (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G REAL ESTATE Total Square Feet FINANCIAL Available Liquidity $1.5 Billion 5-Year Credit Facility Covenants Metrics Update

Top 100 Clients for the twelve months ended December 31 Page 29 Revenue By Client Sector Approximately 60% of Consolidated Revenue

Page 30 Twelve Months Ended December 31 Salaries & Related Expenses

Page 31 Three and Twelve Months Ended December 31 Salaries & Related Expenses (% of Revenue) “All Other Salaries & Related,” not shown, was 3.0% and 3.9% for the three months ended December 31, 2017 and 2016, respectively, and 2.5% and 3.0% for the twelve months ended December 31, 2017 and 2016, respectively. 2017 2016

Twelve Months Ended December 31 Page 32 Office & General Expenses

Three and Twelve Months Ended December 31 Page 33 2017 2016 “All Other O&G” primarily includes production expenses and, to a lesser extent, depreciation and amortization, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains), spending to support new business activity, net restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses. Office & General Expenses (% of Revenue)

(Amounts in Millions) Page 34 Real Estate Total Square Feet as of December 31,

($ in Millions) Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility Page 35 Available Liquidity

($ in Millions) Page 36 Covenants Twelve Months Ended December 31, 2017 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 17.99x II. Leverage Ratio (not greater than): 3.50x Actual Leverage Ratio: 1.12x Interest Expense Reconciliation Twelve Months Ended December 31, 2017 Interest Expense: $90.8 - Interest income 19.4 - Other 3.3 Net interest expense(1): $68.1 EBITDA Reconciliation Twelve Months Ended December 31, 2017 Operating Income: $973.6 + Depreciation and amortization(1) 251.2 EBITDA(1): $1,224.8 $1.5 Billion 5-Year Credit Facility Covenants (1) Calculated as defined in the Credit Agreement.

Page 37 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward- looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting- related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ▪ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Cautionary Statement